PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT

Property and equipment, including capital lease assets, at cost consists of the following at December 31, 2013 and December 25, 2012:

	2013	2012
Land and non-depreciable land improvements	$530,212	$531,265
Depreciable land improvements	339,806	325,688
Buildings and recreational facilities	416,259	401,607
Machinery and equipment	181,619	164,005
Leasehold improvements	95,901	84,444
Furniture and fixtures	72,687	64,960
Construction in progress	3,513	2,912
	1,639,997	1,574,881
Accumulated depreciation	(405,094)	(351,342)
Total	$1,234,903	$1,223,539

Depreciation expense, from continuing operations, which included depreciation of assets recorded under capital leases, was $69.2 million, $68.5 million and $68.2 million for the fiscal years ended December 31, 2013, December 25, 2012 and December 27, 2011, respectively. Interest capitalized as a cost of property and equipment totaled $0.3 million, $0.2 million and $0.4 million for the fiscal years ended December 31, 2013, December 25, 2012 and December 27, 2011, respectively.

We evaluate property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through future cash flows. We recognized impairment losses to property and equipment of $3.9 million and $0.7 million during the fiscal years ended December 31, 2013 and December 25, 2012, respectively, to adjust the carrying amount of certain property and equipment to its fair value of $2.0 million and $0.4 million, respectively, due to continued and projected negative operating results as well as changes in the expected holding period of certain fixed assets. See Note 5.